                                 MAIRS AND POWER
                               BALANCED FUND, INC.




ANNUAL REPORT
December 31, 2001








W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
651-222-8478

                                                               February 14, 2002

TO OUR SHAREHOLDERS:

FOURTH QUARTER RESULTS

Thanks to a strong stock market recovery, the Fund more than made up for its third quarter loss in the fourth quarter. Based on a December 31, 2001 net asset value of $49.71 per share, the Fund produced a total investment return of 5.6% after adjustment for the reinvestment of cash dividends and capital gain distributions. Because fixed income returns were relatively flat in the final quarter, the Fund's overall performance suffered in comparison to higher returns of 13.8% for the Dow Jones Industrial Average and 10.7% for the Standard & Poor's 500. The Lehman Bros. Gov't/Credit Bond Index showed a return of only 0.1% with credit markets beginning to weaken as economic conditions started to improve late in the quarter.

The economy showed an amazing resilience to the events of September 11th in the fourth quarter as Gross Domestic Product actually improved 0.2% on the strength of a surprising 5.4% annual rate of increase in consumer spending. Government spending was also a strong contributor rising at a 9.2% annual rate while business spending remained weak falling at a 12.8% rate, even worse than the 8.5% decline in the third quarter. Corporate profits were the primary casualty during the period, falling by an estimated 50% or more even before taking into account special charges.

With the economy starting to show some early signs of stabilization and recovery, the more cyclically sensitive sectors of the market such as basic industrials, consumer cyclicals and technology showed the greatest strength during the fourth quarter. More defensive sectors such as consumer staples, financial, health care, telecommunications and utilities were all relatively weak. Among the Fund's individual stock holdings, Briggs & Stratton (+36.8), IBM (+29.6%) and Graco (+29.3) did the best, while eFunds (-17.4%), Qwest Communications (-15.4%) and Verizon Communications (-12.3%) fared the worst.

2001 IN REVIEW

Despite a strong finish, the Fund couldn't quite make up for the weakness taking place earlier in the year. Relatively strong bond returns came close to fully offsetting weaker stock returns allowing the Fund to almost break-even with only a slight negative total return of -1.3% for the year. Comparable returns for the Dow Jones Industrial Average and Standard & Poor's 500 were both negative at -5.5% and -11.9%, respectively, while the Lehman Bros. Gov't/Credit Bond Index showed a quite respectable positive 8.5% return. The Fund outperformed its composite benchmark index (60% S&P 500 and 40% Lehman Bros. Gov't/Credit) which was a -3.7%. The Fund also did better than the average return of -4.4% for a 479 balanced fund universe compiled by Lipper.

Negative stock market returns reflected an economy that became progressively weaker over the course of the year culminating with the aftermath of the terrorist incidents on September 11th. The slide toward recession actually began in late 2000 as a consequence of the technology collapse earlier in the year along with the build-up of unsustainably high inventory levels. While consumer spending held up relatively well, capital spending showed consistent weakness in response to excess capacity and inventory liquidation. Corporate profits fell dramatically as a consequence of a number of factors including reduced volume, increased financial leverage, special charges and currency translation losses.

The severity of the recession was significantly reduced by aggressive action on the part of the Federal Reserve. Interest rates were cut by a record eleven times during the year to 1.75% for the Federal funds rate, the lowest level in forty years. However, lingering concerns over the future rate of inflation served to keep longer term rates relatively high by comparison thereby resulting in a steepening of the U. S. Treasury yield curve.

OUTLOOK FOR 2002

The economic outlook has become increasingly brighter recently in response to a number of factors including a higher level of consumer confidence, a reduced number of new unemployment claims, rising order back-logs and improving purchasing manager surveys. However, any meaningful recovery still seems unlikely before the second half of the year considering continuing high levels of consumer debt, more than ample productive capacity and relatively weak export markets. While the worst of the recession seems to be behind us, the road to recovery is expected to be slow and gradual by historical standards. Gross Domestic Product is not projected to grow more than 2% for the full year. However, the recovery in corporate profits could be surprisingly strong in view of their depressed level last year and the aggressive steps taken by managements to cut costs.

In light of the economic recovery now starting to take shape, it appears unlikely that the Federal Reserve will take any further action to reduce interest rates. The more pressing question seems to be how soon the Fed will start to increase rates. In our view, any restrictive moves will probably be delayed until late this year or even 2003 unless the recovery moves ahead at a faster pace than we now expect and the rate of inflation starts to pick-up. Because longer term rates have already begun to anticipate the economic recovery to some degree, no significant change seems likely in 2002 although the bias should be upward. Consequently, bond market returns will do well to reflect underlying coupons, with any appreciation expected to be more a function of a narrowing of relatively wide corporate yield spreads over U. S. Treasuries.

Given our forecast for an improving economy and a recovery in corporate profits in the months ahead, we remain basically positive on the outlook for the stock market. However, considering the recent recovery from the lows reached after September 11th and historically high current valuation levels, future equity returns will likely be below what would normally be expected coming out of a recession. The recent controversy over accounting issues brought about by the Enron bankruptcy may also restrain valuation levels over the near term making it even more difficult to achieve returns above the long-term historical 10-11% rate of return for equities.

                                                                William B. Frels
                                                                       President

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FUND, S & P 500 INDEX, AND THE CONSUMER PRICE INDEX

               1991      1992     1993   1994    1995      1996    1997      1998   1999      2000        2001
Fund             10     10.59    11.73  11.49   14.94     17.62   22.56     25.75  26.94     31.40       31.00
S & P            10     10.77    11.86  12.01   16.52     20.32   27.10     34.88  42.22     38.37       33.81
CPI              10     10.30    10.58  10.86   11.14     11.50   11.70     11.89  12.21     12.62       12.82

                     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2001)
--------------------------------------------------------------------------------------------------------
                                                 1 Year                5 Years               10 Years
--------------------------------------------------------------------------------------------------------
      Mairs and Power Balanced Fund              -1.3%                 +12.0%                 +12.0%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                              FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED DECEMBER 31
                                                  2001        2000         1999         1998        1997
                                              ------------------------------------------------------------
PER SHARE
Net asset value, beginning of year              $51.86      $50.13       $50.05       $45.52      $36.84

Investment operations:
   Net investment income                          1.45        1.37(a)      1.38         1.29(*)     1.18
   Net realized and unrealized
        gains (losses) on investments            (2.15)       6.86(a)      0.90         5.08        9.04
                                              ---------   ----------   ----------   ---------   ----------
TOTAL FROM INVESTMENT OPERATIONS                 (0.70)       8.23         2.28         6.37       10.22

Less distributions:
   Dividends (from net
    investment income)                           (1.45)      (1.58)       (1.39)       (1.24)      (1.19)
   Distributions (from capital gains)
                                                     -       (4.92)       (0.81)       (0.60)      (0.35)
                                              ---------   ----------   ----------   ---------   ----------
TOTAL DISTRIBUTIONS                              (1.45)      (6.50)       (2.20)       (1.84)      (1.54)
                                              =========   ==========   ==========   =========   ==========

NET ASSET VALUE, END OF YEAR                    $49.71      $51.86       $50.13       $50.05      $45.52
                                              =========   ==========   ==========   =========   ==========
TOTAL INVESTMENT RETURN                          (1.3%)      16.6%         4.6%        14.2%       28.0%
                                              =========   ==========   ==========   =========   ==========

NET ASSETS, END OF YEAR (000'S OMITTED)        $42,037      $41,370      $40,611     $38,356      $28,790

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to
     average net assets                           0.95%       0.93%        0.88%        0.91%       0.92%

   Ratio of net investment income
     to average net assets                        2.89%       2.81%(a)     2.70%        2.69%       2.81%

   Portfolio turnover rate                       16.49%      12.47%       13.40%       11.88%      5.32%

----------
(*)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(a)Effective January 1, 2000, the Fund began amortizing premiums and accreting discounts on debt securities. The effect of this change for the year ended December 31, 2000 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02, and increase the ratio of net investment income to average net assets from 2.77% to 2.81%. Per share ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.

STATEMENT OF NET ASSETS
DECEMBER 31, 2001

     FACE                                                                                    MARKET VALUE
    AMOUNT                                 SECURITY DESCRIPTION                               (NOTE 2a.)
                FIXED INCOME SECURITIES    34.0%

                U.S.TREASURY AND FEDERAL AGENCY OBLIGATIONS  8.7%
   $ 250,000    Federal Home Loan Bank                                  7.445%    08/15/07       $267,375
     250,000    Federal Home Loan Bank                                  7.235%    10/19/10        269,486
     250,000    Federal Home Loan Bank                                  7.075%    07/25/12        256,499
     250,000    Federal Home Loan Bank                                   7.00%    06/20/16        253,801
     250,000    Federal Home Loan Bank                                   7.05%    01/03/17        255,816
     250,000    Federal Home Loan Mortgage Corporation                   6.45%    04/29/09        252,909
     250,000    Federal National Mortgage Association                    6.18%    02/19/09        251,184
     500,000    Federal National Mortgage Association                    6.49%    03/18/09        504,155
     300,000    Federal National Mortgage Association                    7.00%    08/27/12        315,861
     250,000    Federal National Mortgage Association                    6.98%    10/01/12        256,949
     250,000    Federal National Mortgage Association                    6.92%    12/03/12        256,125
     250,000    Federal National Mortgage Association                    6.37%    02/25/14        250,385
     250,000    Federal National Mortgage Association                    7.00%    07/15/16        256,701
                                                                                                ---------
                                                                                                3,647,216
                                                                                                ---------

                OTHER NON-CONVERTIBLE BONDS  23.1%
   $ 250,000    J.C. Penney & Co.                                        6.50%   06/15/02        $251,006
     300,000    Bankers Trust NY Corp.                                  7.125%   07/31/02         307,881
     250,000    General Mills, Inc.                                      7.00%   09/16/02         257,010
     250,000    Cooper Tire & Rubber Co.                                 7.25%   12/16/02         254,567
     250,000    Household Finance Corp.                                  7.00%   02/15/03         260,656
     250,000    Ford Motor Credit Company                                6.70%   07/16/04         253,686
     250,000    Motorola, Inc.                                           6.75%   02/01/06         250,260
     265,000    J.C. Penney & Co.                                        6.00%   05/01/06         244,334
     250,000    Lucent Technologies                                      7.25%   07/15/06         216,250
     250,000    Steel Case Inc.                                         6.375%   11/15/06         246,956
     250,000    Goodyear Tire & Rubber Co.                              6.625%   12/01/06         233,846
     250,000    Ford Motor Credit Company                                6.50%   01/25/07         244,841
     250,000    Sherwin Williams Co.                                     6.85%   02/01/07         254,872
     250,000    Corning Inc.                                             7.00%   03/15/07         241,863
     250,000    Goodyear Tire & Rubber Co.                               8.50%   03/15/07         251,750
     250,000    Bankers Trust NY Corp.                                   6.70%   10/01/07         257,632
     350,000    Corning Inc.                                             6.30%   03/01/09         312,689
     500,000    SUPERVALU, Inc.                                         7.875%   08/01/09         489,170

     FACE                                                                                     MARKET VALUE
    AMOUNT                                 SECURITY DESCRIPTION                                (NOTE 2a.)
                FIXED INCOME SECURITIES (CONTINUED)

                OTHER NON-CONVERTIBLE BONDS  (CONTINUED)
   $ 250,000    Daimler Chrysler                                         7.75%   01/18/11        $259,817
     375,000    Sears Roebuck Acceptance Corp.                           7.00%   02/01/11         381,333
     250,000    Hertz Corp.                                              7.40%   03/01/11         241,698
     250,000    WorldCom Inc.                                            7.50%   05/15/11         257,600
     250,000    General Foods Corporation                                7.00%   06/15/11         240,607
     250,000    Goodyear Tire & Rubber Co.                              7.857%   08/15/11         232,691
     200,000    Ford Motor Company Debentures                            9.50%   09/15/11         225,568
     250,000    Kerr McGee Corp.                                         7.00%   11/01/11         254,905
     250,000    Goldman Sachs & Company                                  8.00%   03/01/13         271,082
     250,000    Allstate Corp.                                           7.50%   06/15/13         267,572
     250,000    Willamette Industries                                   7.125%   07/22/13         242,959
     500,000    General Motors Acceptance Corporation                    7.30%   07/15/14         513,547
     250,000    Servicemaster Company                                    7.10%   03/01/18         215,727
     250,000    Lincoln National Corp.                                   7.00%   03/15/18         245,929
     500,000    Provident Companies                                      7.00%   07/15/18         461,427
     250,000    South Jersey Gas Co.                                    7.125%   10/22/18         233,089
     350,000    PPG Industries                                           7.40%   08/15/19         358,744
                                                                                                ---------
                                                                                                9,733,564

                CONVERTIBLE BONDS  0.7%
     150,000    Cray Research, Inc.                                     6.125%   02/01/11          51,750
     250,000    Noram Energy                                             6.00%   03/15/12         240,000
                                                                                                ---------
                                                                                                  291,750

NUMBER OF SHARES

                NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 1.5%
       6,000    Barclays Bank PLC, Series E                             $2.00                     157,440
       2,500    J. P. Morgan Chase & Co., Series A, Adj Rate            $5.00                     211,875
      10,000    St. Paul Capital Trust I                                $1.90                     253,250
                                                                                                  -------
                                                                                                  622,565

                TOTAL FIXED INCOME SECURITIES  34.0%                                           14,295,125
                (cost $13,949,093)

  NUMBER OF                                                                                   MARKET VALUE
    SHARES                                 SECURITY DESCRIPTION                                (NOTE 2a.)
                COMMON STOCK  62.6%

                BASIC INDUSTRIES  4.2%
      18,000    Bemis Company, Inc.                                                              $885,240
       8,000    H. B. Fuller                                                                      230,160
      12,000    Weyerhaeuser Company                                                              648,960
                                                                                                ---------
                                                                                                1,764,360

                CAPITAL GOODS  6.6%
       7,000    Briggs & Stratton Corporation                                                     298,900
      35,000    Graco Inc.                                                                      1,366,750
      10,000    Ingersoll-Rand Company                                                            418,100
      40,000    MTS Systems Corporation                                                           404,400
       8,000    Pentair, Inc.                                                                     292,080
                                                                                                ---------
                                                                                                2,780,230

                CONSUMER CYCLICAL  0.8%
       5,000    Genuine Parts Company                                                             183,500
      12,000    Sturm, Ruger & Co., Inc.                                                          143,760
                                                                                                ---------
                                                                                                  327,260

                CONSUMER STAPLE  5.5%
       2,000    Eastman Kodak Company                                                              58,860
       6,000    General Mills, Inc.                                                               312,060
       6,000    Hershey Foods Corporation                                                         406,200
      30,000    Hormel Foods Corporation                                                          806,100
      12,000    Kimberly Clark                                                                    717,600
                                                                                                ---------
                                                                                                2,300,820

                DIVERSIFIED  2.0%
       7,000    Minnesota Mining & Manufacturing Company                                          827,470
                                                                                                ---------

                ENERGY  8.0%
      15,000    BP PLC ADR                                                                        697,650
      13,000    Burlington Resources Inc.                                                         488,020
      21,200    Exxon Mobil Corporation                                                           833,160
       6,000    Murphy Oil Corporation                                                            504,240
      15,000    Schlumberger, Limited                                                             824,250
                                                                                                ---------
                                                                                                3,347,320

  NUMBER OF                                                                                   MARKET VALUE
    SHARES                                 SECURITY DESCRIPTION                                (NOTE 2a.)

                COMMON STOCK (CONTINUED)

                FINANCIAL  16.5%
      15,000    American Express Company                                                         $535,350
      10,000    Bank of America Corporation                                                       629,500
      18,690    Community First Bankshares, Inc.                                                  480,146
       7,593    Jefferson-Pilot Corp.                                                             351,328
      19,000    Merrill Lynch & Co., Inc.                                                         990,280
      21,000    J. P. Morgan Chase & Co., Inc.                                                    763,350
      14,000    St. Paul Companies                                                                615,580
      50,000    U.S. Bancorp                                                                    1,046,500
      35,000    Wells Fargo & Company                                                           1,520,750
                                                                                                ---------
                                                                                                6,932,784

                HEALTH CARE  9.2%
      10,000    American Home Products Corporation                                                613,600
      10,000    Baxter International Inc.                                                         536,300
      15,000    Bristol-Myers Squibb Company                                                      765,000
       9,000    Merck & Co.                                                                       529,200
      35,000    Pfizer Inc.                                                                     1,394,750
       1,500    Zimmer Holdings                                                                    45,810
                                                                                                ---------
                                                                                                3,884,660


                TECHNOLOGY  6.5%
      26,000    Corning Inc. *                                                                    231,920
      10,000    eFunds Corp. *                                                                    137,500
      10,000    Emerson Electric Co.                                                              571,000
      25,000    Honeywell International Inc.                                                      845,500
       8,000    International Business Machines Corporation                                       967,680
                                                                                                ---------
                                                                                                2,753,600


                TRANSPORTATION  0.4%
       6,000    Delta Air Lines, Inc.                                                             175,560
                                                                                                ---------

                UTILITIES  2.9%
      10,000    American Water Works Company, Inc.                                                417,500
      16,646    Qwest Communications                                                              235,208
      12,000    Verizon Communications                                                            569,520
                                                                                                ---------
                                                                                                1,222,228

                TOTAL COMMON STOCK  62.6%                                                      26,316,292
                (cost $10,767,356)

  NUMBER OF                                                                                   MARKET VALUE
    SHARES                                 SECURITY DESCRIPTION                                (NOTE 2a.)

                SHORT TERM INVESTMENTS  2.8%
   1,156,464    First American Prime Obligation Fund Class I                                    1,156,464

                TOTAL SHORT TERM INVESTMENTS  2.8%                                              1,156,464
                (cost $1,156,464)                                                               ---------

                TOTAL INVESTMENTS  99.4%                                                       41,767,881
                (cost $25,872,913)                                                             ----------

                OTHER ASSETS AND LIABILITIES (NET)  0.6%                                          269,074
                                                                                                ---------
                NET ASSETS:
                Capital Stock                                                                   $  84,561
                Additional paid-in capital                                                     26,056,159
                Accumulated undistributed net investment income                                     2,452
                Accumulated undistributed net realized loss on investment transactions             (1,187)
                Net realized appreciation of investments                                       15,894,968
                                                                                               ----------

                TOTAL NET ASSETS  100%                                                       $ 42,036,955
                (Net assets equal to $49.71 per share on 845,613 shares outstanding)         ============

                CAPITAL STOCK  (par value $.10 a share)
                Shares authorized                                                              10,000,000
                                                                                             ============

* Non income producing

SEE ACCOMPANYING NOTES.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Income:
     Dividends                                                                   $610,786
     Interest                                                                     967,895
     Other income                                                                     209
                                                                               ----------

   TOTAL INCOME                                                                                   $1,578,890

Expenses:
     Investment advisory fees (NOTE 5)                                            247,453
     Administrative fees                                                           96,056
     Transfer agent fees                                                           13,209
     Custodian fees                                                                 9,524
     Legal and audit fees                                                          22,892
     Other fees and expenses                                                        1,449
                                                                               ----------

   TOTAL EXPENSES                                                                                    390,583
                                                                                                  ----------
   NET INVESTMENT INCOME                                                                           1,188,307

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4)
     Net realized loss on investments sold                                         (1,187)
     Unrealized depreciation of investments                                    (1,710,538)
                                                                               ----------

   NET LOSS ON INVESTMENTS                                                                        (1,711,725)
                                                                                                  -----------
   DECREASE IN NET ASSETS FROM OPERATIONS                                                         ($ 523,418)
                                                                                                  ===========

SEE ACCOMPANYING NOTES.

STATEMENT OF CHANGES IN NET ASSETS


                                                                               YEAR ENDED DECEMBER 31
                                                                               2001              2000
                                                                         ----------------- -----------------
OPERATIONS
   Net investment income                                                     $ 1,188,307       $ 1,102,951
   Net realized gain (loss) on investments sold                                   (1,187)        3,587,458
   Unrealized appreciation (depreciation) of investments                      (1,710,538)        1,259,199
                                                                              ----------         ---------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                                              (523,418)        5,949,608

DISTRIBUTIONS TO SHAREHOLDERS

   From net investment income                                                 (1,187,063)       (1,157,045)
   From net realized gains                                                            --        (3,591,587)
                                                                              ----------         ---------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                           (1,187,063)       (4,748,632)

CAPITAL STOCK TRANSACTIONS

   Proceeds from shares sold                                                   7,620,867         2,448,423
   Reinvestment of distributions from net investment
     income and net realized gains                                               978,408         4,095,773
   Cost of shares redeemed                                                    (6,221,705)       (6,986,184)
                                                                              ----------         ---------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                  2,377,570          (441,988)
                                                                              ----------         ---------

TOTAL INCREASE IN NET ASSETS                                                     667,089           758,988

NET ASSETS

   Beginning of year                                                          41,369,866        40,610,878
                                                                              ----------        ----------
   End of year (including undistributed investment
     income of $2,452 and $-0-, respectively)                                $42,036,955       $41,369,866
                                                                             ===========       ===========

CHANGES IN CAPITAL STOCK

   Shares sold                                                                   151,695            46,327
   Shares issued for reinvested distributions                                     20,031            78,505
   Shares redeemed                                                              (123,813)         (137,317)
                                                                              ----------         ---------
NET INCREASE (DECREASE) IN SHARES                                                 47,913           (12,485)
                                                                              ===========       ===========

SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

Note 1 -- The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks and other securities convertible into common stock.

Note 2 -- Significant accounting polices of the Fund are as follows:

          (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the adviser, Mairs and Power, Inc. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost.

          (b) Security transactions are recorded on the date which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including premium amortization and discount accretion, is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

          (c) The Fund is a "regulated investment company" as defined in Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.

Note 3 -- Purchases and sales of investment securities, excluding government and short-term securities, during the year ended December 31, 2001 aggregated $8,653,448 and $1,249,441, respectively.

Note 4 -- Net unrealized appreciation on investments for federal income tax purposes aggregated $15,894,968, of which $16,208,677 related to appreciated investment securities and $313,709 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $25,872,913. There is no difference between the book basis and tax basis of distributable earnings at December 31, 2001, and no difference between the book basis and tax basis of dividends paid during the year then ended.

Note 5 -- The investment advisory fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month at an annual rate of .60% of the net asset value of the Fund on the last valuation day of the month. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $9,100 in 2001. No compensation was paid to any other director or officer of the Fund. At December 31, 2001, the amount payable by the Fund to Mairs and Power, Inc. was $20,805.

Note 6 -- Change in Accounting Principle. The AICPA Audit and Accounting Guide for Investment Companies requires the amortization of premiums and accretion of discounts on debt securities effective for all funds with fiscal years beginning after December 15, 2000. In anticipation of this guidance, the Fund adopted this provision effective January 1, 2000. Prior to January 1, 2000, the Fund did not amortize premiums or accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $49,207 increase in cost of securities and a corresponding $49,207 decrease in net unrealized appreciation, based on securities held by the Fund on January 1, 2000. The effect of this change for the year ended December 31, 2000 was to increase net investment income by $13,208, decrease net unrealized appreciation by $13,655, and decrease net realized gains by $447. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Note 7 -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of net assets of Mairs and Power Balanced Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP


Minneapolis, MN
January 18, 2002

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                                 PER SHARE
                                                  -------------------------------------------------------------
                                                                  DISTRIBUTIONS                 PERFORMANCE
                                                                       OF         DIVIDENDS        OF AN
                        SHARES                                      REALIZED       FROM NET        ASSUMED
                         OUT-          TOTAL NET      NET ASSET    SECURITIES     INVESTMENT      INVESTMENT
      DATES            STANDING         ASSETS          VALUE         GAINS         INCOME        OF $10,000*
  Dec. 31, 1977          94,234      $ 1,439,735       $ 15.28       $ 0.39         $ 0.88         $ 10,314
  Dec. 31, 1978         100,458      $ 1,439,598       $ 14.33       $ 0.35         $ 1.00         $ 10,572
  Dec. 31, 1979         113,790      $ 1,644,853       $ 14.46       $ 0.30         $ 1.10         $ 11,699
  Dec. 31, 1980         129,196      $ 1,969,896       $ 15.25       $ 0.21         $ 1.25         $ 13,610
  Dec. 31, 1981         132,236      $ 1,928,460       $ 14.59          -           $ 1.21         $ 14,101
  Dec. 31, 1982         135,050      $ 2,274,421       $ 16.84       $ 0.33         $ 1.25         $ 18,126
  Dec. 31, 1983         155,828      $ 2,907,432       $ 18.66          -           $ 1.28         $ 21,515
  Dec. 31, 1984         155,810      $ 2,729,570       $ 17.52       $ 0.45         $ 1.28         $ 22,290
  Dec. 31, 1985         183,348      $ 3,837,245       $ 20.93       $ 0.35         $ 1.13         $ 28,773
  Dec. 31, 1986         253,724      $ 5,395,111       $ 21.27       $ 1.87         $ 0.98         $ 33,189
  Dec. 31, 1987         295,434      $ 5,772,298       $ 19.54       $ 1.09         $ 1.06         $ 33,759
  Dec. 31, 1988         317,426      $ 6,569,555       $ 20.70       $ 0.42         $ 1.12         $ 38,452
  Dec. 31, 1989         344,486      $ 7,886,058       $ 22.89       $ 0.33         $ 1.08         $ 45,244
  Dec. 31, 1990         366,158      $ 8,075,488       $ 22.06       $ 0.07         $ 1.07         $ 45,859
  Dec. 31, 1991         400,276     $ 10,676,264       $ 26.67          -           $ 1.00         $ 57,727
  Dec. 31, 1992         428,672     $ 11,535,822       $ 26.91       $ 0.30         $ 1.00         $ 61,109
  Dec. 31, 1993         476,860     $ 13,441,576       $ 28.19       $ 0.63         $ 0.99         $ 67,738
  Dec. 31, 1994         494,968     $ 12,972,976       $ 26.21       $ 0.37         $ 1.03         $ 66,327
  Dec. 31, 1995         519,272     $ 16,978,753       $ 32.70       $ 0.28         $ 1.02         $ 86,250
  Dec. 31, 1996         558,234     $ 20,565,014       $ 36.84       $ 0.54         $ 1.10         $101,716
  Dec. 31, 1997         632,540     $ 28,789,593       $ 45.52       $ 0.35         $ 1.19         $130,220
  Dec. 31, 1998         766,420     $ 38,355,609       $ 50.05       $ 0.60         $ 1.24         $148,661
  Dec. 31, 1999         810,184     $ 40,610,878       $ 50.13       $ 0.81         $ 1.39         $155,507
  Dec. 31, 2000         797,699     $ 41,369,866       $ 51.86       $ 4.92         $ 1.58         $181,240
  Dec. 31, 2001         845,613     $ 42,036,955       $ 49.71          -           $ 1.45         $178,941

*ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
             FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1977.
--------------------------------------------------------------------------------
No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

 This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED DECEMBER 31, 2001) ARE AS FOLLOWS:

1 YEAR: -1.3%     5 YEARS: +12.0%     10 YEARS: +12.0%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
 PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DIRECTORS AND OFFICERS

Information pertaining to the Directors and Officers of Mairs and Power Balanced Fund, Inc. is set forth below. The statement of additional information (SAI) includes additional information about the Funds Directors and is available without charge, upon request, by calling 1-800-304-7404 or can be downloaded from our website at www.mairsandpower.com.

                                                                                  NUMBER OF
                             TERM OF                                              PORTFOLIOS     OTHER
                             OFFICE AND                                           IN FUND        DIRECTORSHIPS
NAME, ADDRESS AND (AGE)      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING      COMPLEX        HELD BY
POSITION(S) WITH FUND        TIME SERVED(1)   PAST FIVE YEARS(2)                  OVERSEEN BY    TRUSTEE
                                                                                  DIRECTOR
                  INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
William B. Frels (62)                         Vice President and Treasurer of           2            N/A
President                    Since 1992       the Investment Adviser
Director                     Since 1992
332 Minnesota Street
Suite W1520
St. Paul, MN  55101

George A. Mairs, III (73)                     President of the Investment               2            N/A
Secretary                    Since 1980       Adviser
Director                     Since 1980
332 Minnesota Street
Suite W1520
St. Paul, MN  55101

Peter G. Robb (53)                            Vice President and Secretary of           2            N/A
Vice President               Since 1994       the Investment Adviser
Director                     Since 1995
332 Minnesota Street
Suite W1520
St. Paul, MN  55101

               INTERESTED PRINCIPAL OFFICER WHO IS NOT A DIRECTOR
Lisa J. Hartzell (56)                         Manager of Mutual Fund Services          N/A           N/A
Treasurer                    Since 1996       of the Investment Adviser
332 Minnesota Street
Suite W1520
St. Paul, MN  55101

                                                                                  NUMBER OF
                             TERM OF                                              PORTFOLIOS     OTHER
                             OFFICE AND                                           IN FUND        DIRECTORSHIPS
NAME, ADDRESS AND (AGE)      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING      COMPLEX        HELD BY
POSITION(S) WITH FUND        TIME SERVED(1)   PAST FIVE YEARS                     OVERSEEN BY    TRUSTEE
                                                                                  DIRECTOR
                            DISINTERESTED DIRECTORS

J. Thomas Simonet (75)                        Retired Chief Executive Officer,          2            N/A
Director                     Since 1992       US Bank Trust National
332 Minnesota Street                          Association (formerly First Trust
Suite E1430                                   National Association)
St. Paul, MN  55101

Charlton Dietz (70)                          Retired Senior Vice President,            2            N/A
Director                     Since 1997      Legal Affairs and General
30 Seventh Street East                       Counsel, Minnesota Mining and
Suite 3050                                   Manufacturing Company
St. Paul, MN  55101

Norbert J. Conzemius (60)                    Retired Chief Executive Officer,          2            N/A
Director                     Since 2000      Road Rescue Incorporated
121 Wildwood Avenue
Birchwood, MN  55110

Charles M. Osborne (48)                      Senior Vice President and Chief           2            N/A
Director                     Since 2001      Financial Officer (1989-1997),
1 Red Pine Road                              Deluxe Corporation; Director
North Oaks, MN  55127                        (1992-present), Northstar
                                             Guarantee, Inc.; President and Chief
                                             Operating Officer (1997-1998), Graco,
                                             Inc.; Chief Financial Officer (1998),
                                             Vice President and General Manager,
                                             MN (1999), Vice President Corporate
                                             Human Resources, IA (2000), McLeod
                                             USA/Ovation Communications; Director
                                             (1999-present), Northstar Photonics;
                                             Executive Vice President and Chief
                                             Financial Officer (2000), 21 North
                                             Main, Inc.; Partner (1999-present),
                                             Gateway Alliance.

----------
(1) Each Director serves until elected at each annual meeting, or until his successor is appointed. Each officer is elected annually.

                      MAIRS AND POWER BALANCED FUND, INC.

                               INVESTMENT ADVISER

                             Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                          Saint Paul, Minnesota 55101

                                   CUSTODIAN

                                 US Bank, N.A.
                            615 East Michigan Street
                                 P. O. Box 701
                           Milwaukee, Wisconsin 53201

                              INDEPENDENT AUDITOR

                               Ernst & Young, LLP
                             1400 Pillsbury Center
                             200 South Sixth Street
                          Minneapolis, Minnesota 55402

                 SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES

                        Call 1-800-304-7404 or write to:

       (REGULAR MAIL ADDRESS)               (OVERNIGHT OR EXPRESS MAIL ADDRESS)
       ----------------------               ----------------------------------
   Mairs and Power Balanced Fund               Mairs and Power Balanced Fund
 c/o US Bancorp Fund Services, LLC           c/o US Bancorp Fund Services, LLC
      615 East Michigan Street                           3rd Floor
           P. O. Box 701                          615 East Michigan Street
  Milwaukee, Wisconsin 53201-0701             Milwaukee, Wisconsin 53201-0701

For Fund literature and information, you can also visit the Fund's web site at:
                             www.mairsandpower.com